Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACTS:	Christopher Abate
Redwood Trust, Inc.		Chief Financial Officer
Thursday, August 2, 2012		(415) 384-3584

Mike McMahon
Investor Relations
(415) 384-3805

REDWOOD TRUST REPORTS SECOND QUARTER 2012 RESULTS

MILL VALLEY, CA – August 2, 2012 – Redwood Trust, Inc. (NYSE:RWT) today reported net income for the second quarter of 2012 of $20 million, or $0.24 per fully diluted share. This compares to net income of $30 million, or $0.37 per fully diluted share, for the first quarter of 2012, and net income of $9 million, or $0.11 per fully diluted share, for the second quarter of 2011.

Redwood also reported estimated taxable income of $17 million, or $0.22 per share, for the second quarter of 2012. This compares to estimated taxable income of $8 million, or $0.11 per share, for the first quarter of 2012, and an estimated taxable loss of less than $1 million, or less than $0.01 per share, for the second quarter of 2011.

Additional information on Redwood’s business, financial results, and non-GAAP metrics can be found in The Redwood Review, a quarterly publication available on Redwood’s website at www.redwoodtrust.com. In order to complete the formatting of its Quarterly Report on Form 10-Q with eXtensible Business Reporting Language (XBRL) tags, Redwood plans to file the Quarterly Report with the Securities and Exchange Commission by Tuesday, August 7, 2012, and also make it available on the website.

Cautionary Statement: This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our most recent Annual Report on Form 10-K under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the Securities and Exchange Commission (SEC), including reports on Forms 10-Q and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

REDWOOD TRUST, INC.

Consolidated Income Statements(1)

($ in millions, except share data)	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011

Interest income	$60	$59	$56	$53	$53
Interest expense	(29)	(31)	(29)	(24)	(24)

Net interest income	31	28	27	29	29
Reversal of (provision for) loan losses	1	—	(8)	(4)	(2)
Other market valuation adjustments, net	(5)	(1)	(10)	(13)	(11)

Net interest income after provision and other market valuation adjustments	27	27	10	12	17
Mortgage banking activities, net	2	4	—	—	—
Operating expenses	(15)	(15)	(13)	(12)	(12)
Realized gains, net	7	14	0	1	6
Provision for income taxes	(1)	—	—	—	—

Net income (loss)	20	30	(3)	1	10
Less: Net income attributable to noncontrolling interest	—	—	—	—	1

Net Income (Loss) Attributable to Redwood Trust, Inc.	$20	$30	$(3)	$1	$9

Average diluted shares (thousands)	78,815	79,892	78,370	78,471	79,478
Diluted earnings (loss) per share	$0.24	$0.37	$(0.03)	$0.01	$0.11
Regular dividends declared per common share	$0.25	$0.25	$0.25	$0.25	$0.25

(1)	Certain totals may not foot due to rounding.

REDWOOD TRUST, INC.

Consolidated Income Statements(1)

($ in millions, except share data)	Six Months Ended June 30,
	2012	2011

Interest income	$118	$107
Interest expense	(60)	(46)

Net interest income	59	62
Reversal of (provision for) loan losses	1	(4)
Other market valuation adjustments, net	(6)	(17)

Net interest income after provision and other market valuation adjustments	54	40
Mortgage banking activities, net	6	—
Operating expenses	(30)	(24)
Realized gains, net	21	10
Provision for income taxes	(1)	—

Net income	50	27
Less: Net loss attributable to noncontrolling interest	—	(1)

Net Income Attributable to Redwood Trust, Inc.	$50	$28

Average diluted shares (thousands)	79,965	79,425
Diluted earnings per share	$0.61	$0.34
Regular dividends declared per common share	$0.50	$0.50

(1)	Certain totals may not foot due to rounding.

REDWOOD TRUST, INC.

Consolidated Balance Sheets(1)

($ in millions, except share data)	30-Jun 2012	31-Mar 2012	31-Dec 2011	30-Sep 2011	30-Jun 2011

Residential loans, held-for-sale	$256	$303	$395	$2	$2
Residential loans, held-for-investment	3,216	3,348	3,800	4,156	3,858
Commercial loans	259	190	170	111	84
Real estate securities, at fair value	1,311	1,262	982	1,033	1,038
Cash and cash equivalents	70	150	267	133	80
Other assets	134	119	130	119	103

Total Assets	$5,246	$5,372	$5,743	$5,554	$5,165

Short-term debt	$455	$441	$428	$—	$41
Other liabilities	136	126	144	163	119
Asset-backed securities issued	3,564	3,704	4,139	4,293	3,839
Long-term debt	140	140	140	140	140

Total liabilities	4,295	4,410	4,851	4,595	4,138

Stockholders’ equity	951	962	893	959	1,025
Noncontrolling interest	—	—	—	—	2

Total equity	951	962	893	959	1,027

Total Liabilities and Equity	$5,246	$5,372	$5,743	$5,554	$5,165

Shares outstanding at period end (thousands)	78,756	78,756	78,556	78,495	78,555
GAAP book value per share	$12.00	$12.22	$11.36	$12.22	$13.04

(1)	Certain totals may not foot due to rounding. See notes to consolidating balance sheet on page 6.

REDWOOD TRUST, INC.

The following tables show the estimated effect that Redwood (Parent) and our Consolidated Entities had on GAAP income for the three and six months ended June 30, 2012.

Consolidating Income Statement(1)

Three Months Ended June 30, 2012

($ in millions)	Redwood (Parent) (2)	Consolidated Entities	Redwood Consolidated

Interest income	$27	$27	$53
Net discount (premium) amortization	8	(2)	7

Total interest income	35	25	60
Interest expense	(6)	(23)	(29)

Net interest income	29	2	31
Reversal of (provision for) loan losses	—	2	1
Other market valuation adjustments, net	(6)	1	(5)

Net interest income after provision and other market valuation adjustments	22	4	27
Mortgage banking activities, net	2	—	2
Operating expenses	(15)	—	(15)
Realized gains, net	7	—	7
Provision for income taxes	(1)	—	(1)

Net Income	$16	$4	$20

Consolidating Income Statement(1)

Six Months Ended June 30, 2012

($ in millions)	Redwood (Parent) (2)	Consolidated Entities	Redwood Consolidated

Interest income	$51	$55	$105
Net discount (premium) amortization	16	(3)	14

Total interest income	67	52	118
Interest expense	(11)	(48)	(60)

Net interest income	55	4	59
(Provision for) reversal of loan losses	(1)	2	1
Market valuation adjustments, net	(7)	1	(6)

Net interest income after provision and other market valuation adjustments	48	6	54
Mortgage banking activities, net	6	—	6
Operating expenses	(30)	—	(30)
Realized gains, net	13	7	21
Provision for income taxes	(1)	—	(1)

Net Income	$37	$13	$50

(1)	Certain totals may not foot due to rounding.
(2)	The interest income and interest expense related to the resecuritization we engaged in during the third quarter of 2011 are included in Redwood (Parent).

REDWOOD TRUST, INC.

We present this table to highlight the impact that Redwood (Parent) and our Consolidated Entities had on our GAAP balance sheet at June 30, 2012.

Consolidating Balance Sheet(1)

June 30, 2012

($ in millions)	Redwood (Parent) (2)	Consolidated Entities	Redwood Consolidated

Residential loans, held-for-sale	$256	$—	$256
Residential loans, held-for-investment	—	3,216	3,216
Commercial loans	247	12	259
Real estate securities, at fair value	1,057	255	1,311
Cash and cash equivalents	70	—	70

Total earning assets	1,629	3,483	5,112
Other assets	97	37	134

Total Assets	$1,726	$3,520	$5,246

Short-term debt	$455	$—	$455
Other liabilities	74	62	136
Asset-backed securities issued	193	3,371	3,564
Long-term debt	140	—	140

Total liabilities	862	3,433	4,295

Stockholders’ equity	864	87	951
Noncontrolling interest	—	—	—

Total equity	864	87	951

Total Liabilities and Equity	$1,726	$3,520	$5,246

(1)	Certain totals may not foot due to rounding. Certain Sequoia and Acacia securitization entities and the resecuritization we engaged in during the third quarter of 2011 are treated as secured borrowing transactions for GAAP and we are required under GAAP to consolidate the assets and liabilities of these securitization entities. However, the securitized assets of these entities are not available to Redwood. Similarly, the liabilities of these entities are obligations payable only from the cash flow generated by their securitized assets and are not legal obligations of Redwood.
(2)	The consolidating balance sheet presents the assets and liabilities of the resecuritization we engaged in during the third quarter of 2011 under Redwood (Parent), although these assets and liabilities are owned by the resecuritization entity and are legally not ours and we own only the securities and interests that we acquired from the resecuritization entity. At June 30, 2012, the resecuritization accounted for $323 million of available-for-sale securities and $193 million of asset-backed securities issued and our investment in this resecuritization is reflected in the difference between these assets and liabilities.

REDWOOD TRUST, INC.

Tax / GAAP Differences(1)

Three Months Ended June 30, 2012

($ in millions, except per share data)	Tax (Est.)	GAAP	Differences

Interest income	$42	$60	$(18)
Interest expense	(6)	(29)	23

Net Interest Income	36	31	5
Reversal of (provision for) loan losses	—	1	(1)
Realized credit losses	(5)	—	(5)
Other market valuation adjustments, net	—	(5)	5
Mortgage banking activities, net	(1)	4	(5)
Operating expenses	(13)	(15)	2
Realized gains, net	—	7	(7)
Provision for income taxes	—	(1)	1

Net Income	$17	$20	$(3)

Income per share	$0.22	$0.24	$(0.02)

Tax / GAAP Differences(1)

Six Months Ended June 30, 2012

($ in millions, except per share data)	Tax (Est.)	GAAP	Differences

Interest income	$80	$118	$(38)
Interest expense	(12)	(60)	48

Net Interest Income	68	59	10
Reversal of (provision for) loan losses	—	1	(1)
Realized credit losses	(16)	—	(16)
Other market valuation adjustments, net	—	(6)	6
Mortgage banking activities, net	(1)	6
Operating expenses	(26)	(30)	4
Realized gains, net	—	21	(21)
Provision for income taxes	—	(1)	1

Net Income	$26	$50	$(23)

Income per share	$0.33	$0.61	$(0.28)

(1)	Certain totals may not foot due to rounding. Taxable income for 2012 is an estimate until we file our 2012 tax return. Taxable income per share is based on the number of shares outstanding at the end of each quarter.